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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): DECEMBER 10, 2002

                        HORACE MANN EDUCATORS CORPORATION

             (Exact name of registrant as specified in its charter)



        Delaware                     1-10890                     37-0911756
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

              1 Horace Mann Plaza, Springfield, Illinois 62715-0001
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 217-789-2500

FORWARD-LOOKING INFORMATION

Statements made in the following discussion or the exhibits annexed to this Form 8-K that state Horace Mann Educators Corporation's (the "Company") or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. These statements are only predictions and there is no assurance that such expectations will prove to be correct. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company's public filings with the Securities and Exchange Commission.

ITEM 5:  OTHER EVENTS

On December 10, 2002, the Company issued a press release reporting two capital transactions, one designed to improve its capitalization at the holding company level and one to improve the statutory surplus of its primary life insurance subsidiary. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)               Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press release dated December 10, 2002 reporting certain capital transactions.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HORACE MANN EDUCATORS CORPORATION





Date: December 11, 2002             By:      /s/ Bret A. Conklin
                                         ---------------------------------------
                                             Bret A. Conklin
                                             Senior Vice President & Controller
                                             (Principal Accounting Officer)



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press release dated December 10, 2002 reporting certain capital transactions.